UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2013

BBX CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-13133	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard

Suite 800

Fort Lauderdale, Florida 33301

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (954) 940-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) At a regular meeting of the Board of Directors of BBX Capital Corporation (the “Company”) held on June 4, 2013, David A. Lieberman provided notice of his resignation from the Company’s Board of Directors. In accordance with the Company’s Amended and Restated Bylaws, Mr. Lieberman’s resignation became effective upon its receipt at the meeting by the Chairman of the Company’s Board of Directors.

As disclosed in the Company’s Current Report on Form 8-K which was filed with the Securities and Exchange Commission on May 13, 2013, Norman H. Becker was appointed to the Company’s Board of Directors and as Chairman of the Company’s Audit Committee on May 7, 2013.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On June 4, 2013, the Company’s Board of Directors approved and adopted an amendment to the Company’s Amended and Restated Bylaws (such amendment, the “Bylaw Amendment”). The Company’s Amended and Restated Bylaws previously provided for the Company’s Board of Directors to be divided into three classes, each of which had a three-year term expiring in annual succession. Pursuant to the Bylaw Amendment, each director elected or appointed to the Company’s Board of Directors on or after June 4, 2013 will serve for a term expiring at the Company’s next Annual Meeting of Shareholders. The Bylaw Amendment did not impact the three-year terms for which the Company’s current directors were previously elected to serve. As a result, following the Company’s 2015 Annual Meeting of Shareholders, the Company’s Board of Directors will no longer be divided into multiple classes serving staggered terms.

The foregoing description of the Bylaw Amendment is a summary only and is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, as amended on December 4, 2007 and June 4, 2013, a copy of which is attached hereto as Exhibit 3.1.

Item 8.01 Other Events.

As previously disclosed, the Company’s 2013 Annual Meeting of Shareholders will be held on July 9, 2013. The record date established for determining the shareholders of the Company entitled to vote at the meeting is May 24, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Bylaws of BBX Capital Corporation, as amended

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2013	BBX CAPITAL CORPORATION

	By:	/s/ John K. Grelle
John K. Grelle
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Bylaws of BBX Capital Corporation, as amended

4